SUPPLEMENT DATED DECEMBER 31, 2001
                                     TO THE
                                   PROSPECTUS
                                DATED MAY 1, 2001
                                       FOR
                 PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY

                            JNLNY SEPARATE ACCOUNT II


On page 18 the section entitled "Legal Proceedings" should be deleted and replaced in its entirety with the following:

Legal Proceedings. There are no material legal proceedings, other than the ordinary routine litigation incidental to the business to which Jackson National Life Insurance Company of New York is a party.

Jackson National Life Insurance Company ("JNL") is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL seeks to certify various classes of policyholders who purchased either life insurance and annuity products from JNL during some period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and has obtained favorable rulings in prior similar cases. However, at this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

(To be used with NV3784 Rev. 05/01)